                                                THIRD AMENDMENT TO
                                            FOURTH AMENDED AND RESTATED
                                     REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED  REVOLVING  CREDIT AND TERM LOAN  AGREEMENT,  dated as of  November 30, 2001  (this  "Amendment"),  is by and among EMMIS OPERATING  COMPANY,  an Indiana  corporation (as
                               ---------
successor  in  interest  to Emmis  Communications  Corporation)  ("Emmis"),  TORONTO  DOMINION  (TEXAS),  INC.,  as
                                                                   -----
administrative agent (the "Administrative  Agent"), FLEET NATIONAL BANK (f/k/a BankBoston,  N.A.), as documentation
                           --------------  -----
agent (the  "Documentation  Agent"),  FIRST UNION NATIONAL BANK, as syndication  agent (the  "Syndication  Agent"),
             -------------  -----                                                             -----------  -----
Credit  Suisse First  Boston,  as  co-documentation  agent (the  "Co-Documentation  Agent",  and together  with the
                                                                  ----------------  -----
Administrative  Agent,  the  Documentation  Agent,  and the  Syndication  Agent,  the  "Agents"),  and the  lending
                                                                                        ------
institutions  which are or may  become  parties  to the  Credit  Agreement  (as  defined  below)  from time to time
(collectively,  the "Lenders").  Capitalized terms used herein without  definition shall have the meanings assigned
                     -------
to such terms in the Credit Agreement referred to below.

         WHEREAS,  Emmis, the Lenders and the Agents are parties to a Fourth Amended and Restated  Revolving Credit and Term Loan Agreement,  dated as of December 29, 2000 (as amended,  restated,  supplemented or otherwise modified and in effect  from time to time,  the  "Credit  Agreement"),  pursuant  to which the  Lenders  have made loans and
                                         ------  ---------
otherwise extended credit to Emmis on the terms and subject to the conditions set forth therein;

         WHEREAS,  Emmis,  the Lenders and the Agents have agreed to modify  certain  terms and  conditions  of the
Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE,  in consideration of the foregoing premises and for other good and valuable  consideration, the receipt and  sufficiency  of which is hereby  acknowledged,  Emmis,  the Lenders and the Agents hereby agree as follows:

         §1.      Amendment  to §1.1 of the Credit  Agreement.  (a) Section 1.1 of the Credit  Agreement  is hereby
                       ---------  --       --- -- --- ------  ---------
amended by deleting the definition of "Applicable  Margin" set forth in such §1.1 in its entirety and  substituting
                                       ----------  ------
in lieu thereof the following new definition:

                  "Applicable  Margin.  For  each  period  commencing  on  an  Adjustment  Date  through  the  date
                   ------------------
         immediately  preceding the next Adjustment Date (each a "Rate Adjustment  Period"),  the Applicable Margin
                                                                  ---- ----------  ------
         for each Type of Loan of each  Tranche  shall be the  applicable  margin set forth below for such Type and
         Tranche with respect to the Total Leverage  Ratio,  as determined  for the Reference  Period ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period:

         ----------- --------------- ------------------------------------ ---------------------------------
                                     Revolving Credit Loans & Tranche A         Tranche B Term Loan
                                                  Term Loan
         ----------- --------------- ------------------------------------ ---------------------------------
         ----------- ---------------                                      -------------- ------------------

                         Total
                        Leverage     Base Rate Loans   Eurodollar Rate      Base Rate     Eurodollar Rate
           Level         Ratio                              Loans             Loans            Loans
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
             I       Greater than
                     or equal to
                     8.25:1.00            2.25%             3.25%             2.50%            3.50%
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
             II      Less than
                     8.25:1.00 but
                     greater than         2.00%             3.00%             2.50%            3.50%
                     or equal to
                     7.00:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
            III      Less than
                     7.00:1.00 but
                     greater than         1.75%             2.75%             2.50%            3.50%
                     or equal to
                     6.50:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
             IV      Less than
                     6.50:1.00 but
                     greater than         1.50%             2.50%             2.50%            3.50%
                     or equal to
                     6.00:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
             V       Less than
                     6.00:1.00 but
                     greater than         1.25%             2.25%             2.50%            3.50%
                     or equal to
                     5.50:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
             VI      Less than
                     5.50:1.00 but
                     greater than         1.00%             2.00%             2.50%            3.50%
                     or equal to
                     5.00:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
            VII      Less than
                     5.00:1.00 but
                     greater than         0.75%             1.75%             2.25%            3.25%
                     or equal to
                     4.50:1.00
         ----------- --------------- ---------------- ------------------- -------------- ------------------
         ----------- --------------- ---------------- ------------------- -------------- ------------------
            VIII     Less than
                     4.50:1.00
                                          0.50%             1.50%             2.25%            3.25%
         ----------- --------------- ---------------- ------------------- -------------- ------------------

                  Notwithstanding  the  foregoing,  from and after the Third  Amendment  Effective Date through the end of the Rate Adjustment Period during which the Third Amendment  Effective Date occurs,  the Applicable
         Margin for all Loans  shall be that  percentage  corresponding  to Level II in the table  above;  provided
                                                                                                           --------
         that the  Applicable  Margin for all Loans shall be increased by 0.25% on each of June 1, 2002,  September
         1, 2002 and December 1, 2002 (each such date,  a "Step-up  Date")  (each such  increase in the  Applicable
                                                           -------  ----
         Margin, a "Step-Up");  and provided,  further, if the Senior Leverage Ratio is less than 5.00:1.00 for any
                    -------         --------   -------
         period  of two (2)  consecutive  fiscal  quarters  ending  after  the Third  Amendment  Effective  Date as demonstrated in the financial  statements and the Compliance  Certificate  delivered pursuant to §10.4 for each such fiscal  quarter,  the  Applicable  Margin shall  thenceforth  be  determined by reference to the
         Total Leverage Ratio as set forth in the above table without regard to any Step-Up.

                  If the Borrower fails to deliver any Compliance  Certificate  pursuant to §10.4(c),  then for the period  commencing on the second  Business Day following the date on which the Compliance  Certificate was to be delivered  pursuant to §10.4(c) through the earlier to occur of (i) the date  immediately  following the date on which such  Compliance  Certificate  is delivered or (ii) the 10th Business Day following such
         Adjustment  Date, the Applicable  Margin shall be the Applicable  Margin then in effect,  provided that if
                                                                                                   -------- ----
         upon delivery,  such Compliance  Certificate shows the Applicable Margin should have increased during such period,  the Applicable  Margin will be increased  retroactively  to such Adjustment Date. If the Borrower fails to deliver a Compliance  Certificate  pursuant to §10.4(c) and such  Compliance  Certificate has not been  delivered  on or  prior  to the  10th  Business  Day  following  the day on  which  such  Compliance
         Certificate  was required to be delivered,  then  commencing on the 11th Business Day following the day on which such Compliance  Certificate was required to be delivered,  and continuing through the date on which
         Compliance  Certificate is delivered,  then the Applicable  Margin shall be the highest  Applicable Margin set forth above."

         (b)      Section  1.1 of the Credit  Agreement  is hereby  further  amended by adding  the  following  new definition to such §1.1 in appropriate alphabetical order:

                  "Third  Amendment  Effective  Date. The date on which each of the conditions  precedent set forth
                   -----  ---------  ---------  ----
         in §8 of the  Third  Amendment,  dated as of  November  30,  2001,  to this  Credit  Agreement,  have been satisfied."

         §2.      Amendment  to §12.1 of the  Credit  Agreement.  Section  12.1 of the Credit  Agreement  is hereby
                       ---------  --       ---- -- ---  ------  ---------
amended by deleting the text of such §12.1 in its entirety and substituting in lieu thereof the following text:

                  12.1.  Total  Leverage  Ratio.  The  Borrower will not permit the Total  Leverage Ratio as of the
                         ----------------------
         last day of each  fiscal  quarter of the  Borrower  ending  during any period  described  in the table set forth below to exceed the ratio set forth opposite such period in such table:

         --------------------------------------------------- ---------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    -------                                                     -----
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                       date hereof -- 5/31/01                                 7.25:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         6/1/01 -- 8/31/01                                    7.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/01 -- 11/30/02                                   8.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         12/1/02 -- 2/28/03                                   6.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         3/1/03 -- 8/31/03                                    5.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/03 -- 2/29/04                                    5.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         3/1/04 -- 8/31/04                                    4.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                             Thereafter                                       4.00:1.00
         --------------------------------------------------- ---------------------------------------------

         ;  provided,  however,  if after  November  20, 2001 but on or before  February  28,  2002,  the  Borrower
            --------   -------
         receives at least  $300,000,000 of gross cash proceeds from the issuance of Additional  Subordinated  Debt permitted  hereunder  and applies one hundred  percent  (100%) of the net cash proceeds from such issuance of Additional  Subordinated  Debt to the  prepayment of the Loans in accordance  with §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total Revolving  Credit  Commitment,  then the Borrower will not permit the Total Leverage Ratio as of the last day of each fiscal  quarter of the Borrower  ending  during any period  described in the table set forth below to exceed the ratio set forth opposite such period in such table:

         --------------------------------------------------- ---------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    -------                                                     -----
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/01 -- 11/30/02                                   8.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         12/1/02 -- 5/31/03                                   8.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         6/1/03 -- 8/31/03                                    7.75:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         9/1/03 -- 2/29/04                                    5.00:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                         3/1/04 -- 8/31/04                                    4.50:1.00
         --------------------------------------------------- ---------------------------------------------
         --------------------------------------------------- ---------------------------------------------
                             Thereafter                                       4.00:1.00
         --------------------------------------------------- ---------------------------------------------

         §3.      Amendment  to §12.2 of the  Credit  Agreement.  Section  12.2 of the Credit  Agreement  is hereby
                       ---------  --       ---- -- ---  ------  ---------
amended by deleting the text of such §12.2 in its entirety and substituting in lieu thereof the following text:

                  12.2.  Senior  Leverage  Ratio.  The Borrower will not permit the Senior Leverage Ratio as of the
                         -----------------------
         last day of each  fiscal  quarter of the  Borrower  ending  during any period  described  in the table set forth below to exceed the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                      date hereof -- 5/31/01                                  5.85:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         6/1/01 -- 8/31/01                                    5.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        9/1/01 -- 11/30/02                                    6.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        12/1/02 -- 2/28/03                                    4.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/03 -- 8/31/03                                    4.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/03 -- 2/29/04                                    3.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 -- 8/31/04                                    3.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         ;  provided,  however,  if after  November  20, 2001 but on or prior to February  28,  2002,  the Borrower
            --------   -------
         receives at least  $300,000,000 of gross cash proceeds from the issuance of Additional  Subordinated  Debt permitted  hereunder  and applies one hundred  percent  (100%) of the net cash proceeds from such issuance of Additional  Subordinated  Debt to the  prepayment of the Loans in accordance  with §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total Revolving  Credit  Commitment,  then (a) for the fiscal quarter ending  immediately  prior to the  issuance of such  Additional  Subordinated  Debt,  the Borrower  will not permit the Senior  Leverage
         Ratio as of the last day of such fiscal  quarter to exceed the  applicable  ratio for such fiscal  quarter in the table set forth  above,  and (b)  commencing  with the  fiscal  quarter  in which  such  Additional
         Subordinated  Debt is raised,  the Borrower will not permit the Senior  Leverage  Ratio as of the last day of each fiscal  quarter of the Borrower  ending  during any period  described in the table set forth below to exceed the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
         Fiscal quarter in which the Borrower receives at                     5.00:1.00
          least $300,000,000 of gross cash proceeds from
           the issuance of Additional Subordinated Debt
           permitted hereunder and applies the net cash
         proceeds from such issuance to the prepayment of
             the Loans as set forth above -- 11/30/02
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        12/1/02 -- 5/31/03                                    4.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         6/1/03 -- 8/31/03                                    4.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/03 -- 2/29/04                                    3.75:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 -- 8/31/04                                    3.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         §4.      Amendment  to §12.3 of the  Credit  Agreement.  Section  12.3 of the Credit  Agreement  is hereby
                       ---------  --       ---- -- ---  ------  ---------
amended by deleting the text of such §12.3 in its entirety and substituting in lieu thereof the following table:

                  12.3.  Interest  Coverage  Ratio.  The Borrower will not permit the Interest Coverage Ratio as of
                         -------------------------
         the last day of each fiscal  quarter of the Borrower  ending during any period  described in the table set forth below to be less than the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                      date hereof -- 8/31/01                                  1.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        9/1/01 -- 11/30/02                                    1.40:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        12/1/02 -- 2/28/03                                    2.00:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/03 -- 2/29/04                                    2.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 -- 2/28/05                                    2.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         ;  provided,  however,  if after  November  20, 2001 but on or prior to February  28,  2002,  the Borrower
            --------   -------
         receives at least  $300,000,000 of gross cash proceeds from the issuance of Additional  Subordinated  Debt permitted  hereunder  and applies one hundred  percent  (100%) of the net cash proceeds from such issuance of Additional  Subordinated  Debt to the  prepayment of the Loans in accordance  with §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total Revolving Credit  Commitment,  then the Borrower will not permit the Interest  Coverage Ratio as of the last day of each  fiscal  quarter of the  Borrower  ending  during any period  described  in the table set forth below to be less than the ratio set forth opposite such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/01 -- 2/28/03                                    1.40:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/03 -- 8/31/03                                    1.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/03 -- 2/29/04                                    2.25:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         3/1/04 -- 2/28/05                                    2.50:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        3.00:1.00
         -------------------------------------------------- -----------------------------------------------

         §5.      Amendment  to §12.4 of the  Credit  Agreement.  Section  12.4 of the Credit  Agreement  is hereby
                       ---------  --       ---- -- ---  ------  ---------
amended by deleting the text of such §12.4 in its entirety and substituting in lieu thereof the following table:

                  12.4.  Pro  Forma Fixed  Charge  Coverage  Ratio.  As  at the end of each  fiscal  quarter of the
                         -----------------------------------------
         Borrower  ending  during any period  described in the table set forth below,  the Borrower will not permit the Pro Forma Fixed  Charge  Coverage  Ratio to be less than the ratio set forth  opposite  such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                      date hereof -- 8/31/01                                  1.10:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                        9/1/01 -- 11/30/02                                    1.05:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        1.10:1.00
         -------------------------------------------------- -----------------------------------------------

         ;  provided,  however,  if after  November  20, 2001 but on or prior to February  28,  2002,  the Borrower
            --------   -------
         receives at least  $300,000,000 of gross cash proceeds from the issuance of Additional  Subordinated  Debt permitted  hereunder  and applies one hundred  percent  (100%) of the net cash proceeds from such issuance of Additional  Subordinated  Debt to the  prepayment of the Loans in accordance  with §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total  Revolving  Credit  Commitment,  then the Borrower will not permit the Pro Forma Fixed Charge
         Coverage  Ratio as of the last day of each  fiscal  quarter  of the  Borrower  ending  during  any  period described  in the table set forth below to be less than the ratio set forth  opposite  such period in such table:

         -------------------------------------------------- -----------------------------------------------

                    Period (inclusive of dates)                                 Ratio
                    ------                                                      -----
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                         9/1/01 -- 8/31/03                                    1.05:1.00
         -------------------------------------------------- -----------------------------------------------
         -------------------------------------------------- -----------------------------------------------
                            Thereafter                                        1.10:1.00
         -------------------------------------------------- -----------------------------------------------

         §6.      Amendment  to §5.2 of the  Credit  Agreement.  Section  5.2 of the  Credit  Agreement  is  hereby
                       ---------  --       --- -- ---  ------  ---------
amended by adding the following additional proviso immediately following the proviso set forth in such §5.2:

         ";  provided,  further,  for the period  commencing  on the Third  Amendment  Effective  Date  through (A)
             --------   -------
         November  30, 2002 or (B) August 31, 2003 if on or prior to February 28,  2002,  the Borrower  receives at least  $300,000,000  of gross cash proceeds from the issuance of Additional  Subordinated  Debt  permitted hereunder  and  applies  one  hundred  percent  (100%)  of the net cash  proceeds  from such  issuance  of
         Additional  Subordinated  Debt to the  prepayment  of the Loans in  accordance  with  §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total  Revolving  Credit  Commitment,  the Borrower shall not use any portion of such Net Cash Sale
         Proceeds  to  consummate  any  Permitted  Acquisition  or  investment  permitted  under  §11.3  but  shall immediately apply all such Net Cash Sale Proceeds to prepay the Loans in the manner set forth in §5.5".

         §7.      Amendment  to §5.3 of the  Credit  Agreement.  Section  5.3 of the  Credit  Agreement  is  hereby
                       ---------  --       --- -- ---  ------  ---------
amended by adding the following  additional  proviso  immediately  following  the second  proviso set forth in such
§5.3:

         ";  provided,  further,  for the period  commencing  on the Third  Amendment  Effective  Date  through (A)
             --------   -------
         November  30, 2002 or (B) August 31, 2003 if on or prior to February 28,  2002,  the Borrower  receives at least  $300,000,000  of gross cash proceeds from the issuance of Additional  Subordinated  Debt  permitted hereunder  and  applies  one  hundred  percent  (100%)  of the net cash  proceeds  from such  issuance  of
         Additional  Subordinated  Debt to the  prepayment  of the Loans in  accordance  with  §§5.4 and 5.5 or, if
         §§5.4 and 5.5 are no longer applicable,  §§3.4, 4.4 and/or 2.10.3 with a corresponding permanent reduction in the Total Revolving Credit  Commitment,  the Borrower shall not use any portion of such Net Cash Equity
         Issuance  Proceeds  to  consummate  any  Permitted  Acquisition  but shall  apply all such Net Cash Equity
         Issuance Proceeds to prepay the Loans in the manner set forth in §5.5".

         §8.      Conditions to  Effectiveness.  This Amendment  shall become  effective upon the  satisfaction  of
                       ---------- --  -------------
each of the following conditions precedent:

         (a)      the  Administrative  Agent shall have received a  counterpart  signature  page to this  Amendment duly  executed and  delivered by Emmis,  the  Subsidiaries  of Emmis listed on the  signature  pages hereto and the
Required Lenders;

         (b)      the Borrower shall have permanently  reduced the Total Revolving  Credit  Commitment by an amount equal to at least  $100,000,000  pursuant to §2.3 of the Credit  Agreement,  and by its  signature  hereto shall be deemed to have given  notice to the  Administrative  Agent of such  reduction  required  by such §2.3 of the Credit
Agreement; and

         (c)      Emmis  shall  have paid to the  Administrative  Agent,  for the pro rata  account  of each of the
                                                                                  --- ----
Lenders which shall have returned to the  Administrative  Agent an executed  signature page to this Amendment on or prior to November 30, 2001, an amendment fee in an amount equal to  twenty-five  hundredths of one percent  (0.25%)
of such Lender's pro rata share of the Total Commitment (as in effect after giving effect to this Amendment).
                 --- ----

         §9.      Affirmation of Emmis.  Emmis hereby  affirms all of its  Obligations  under the Credit  Agreement
                       ----------- -- -----
and  under  each of the  other  Loan  Documents  to  which  it is a party  and  hereby  affirms  its  absolute  and unconditional  promise to pay to the Lenders the Loans and all other  amounts  due under the Credit  Agreement  (as amended hereby) and the other Loan Documents.

         §10.     Representations  and  Warranties.  Emmis  hereby  represents  and warrants to the Lenders and the
                       ---------------  ---  ----------
Administrative Agent as follows:

         (a)      Representations and Warranties.  Each of the  representations  and warranties  contained in §9 of
                  --------------- --- ----------
the Credit  Agreement  were true and correct in all material  respects when made,  and, after giving effect to this
Amendment,  are true and correct in all material  respects on and as of the date hereof,  except to the extent that such representations and warranties relate specifically to a prior date.

         (b)      Enforceability.  The execution and delivery by Emmis of this  Amendment,  and the  performance by
                  --------------
Emmis of this Amendment and the Credit Agreement,  as amended hereby,  are within the corporate  authority of Emmis and have been duly  authorized by all necessary  corporate  proceedings.  This Amendment and the Credit  Agreement, as  amended  hereby,  constitute  valid and  legally  binding  obligations  of  Emmis,  enforceable  against  it in accordance with their terms,  except as limited by bankruptcy,  insolvency,  reorganization,  moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

         (c)      No Default.  No Default or Event of Default has  occurred  and is  continuing,  and after  giving
                  -- -------
effect to this Amendment,  no Default or Event of Default will result from the execution,  delivery and performance by Emmis of this Amendment or from the consummation of the transactions contemplated herein.

         §11.     No Other Amendments,  etc. Except as expressly  provided in this Amendment,  (a) all of the terms
                       -- ----- ----------   ---
and conditions of the Credit  Agreement and the other Loan  Documents  remain  unchanged,  and (b) all of the terms and conditions of the Credit  Agreement,  as amended  hereby,  and of the other Loan Documents are hereby  ratified and confirmed and remain in full force and effect.  Nothing  herein shall be construed to be an amendment,  consent or a waiver of any  requirements  of Emmis or of any other  Person  under the Credit  Agreement or any of the other
Loan  Documents  except as expressly set forth herein.  Nothing in this  Amendment  shall be construed to imply any willingness  on the part of the  Administrative  Agent or the  Lenders to grant any  similar  or future  amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

         §12.     Execution in  Counterparts.  This Amendment may be executed in any number of counterparts  and by
                       --------- --  ------------
each party on a separate  counterpart,  each of which when so executed and delivered shall be an original,  but all of which  together  shall  constitute  one  instrument.  In proving  this  Amendment,  it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         §13.     Miscellaneous.  This  Amendment  shall for all  purposes  be  construed  in  accordance  with and
                       -------------
governed by the laws of the State of New York.  The captions in this  Amendment  are for  convenience  of reference only and shall not define or limit the  provisions  hereof.  Emmis agrees to pay to the  Administrative  Agent,  on demand by the Administrative  Agent, all reasonable  out-of-pocket  costs and expenses incurred or sustained by the
Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.

                                       [Signature pages for amendment have been ommitted]

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EMMIS COMMUNICATIONS CORPORATION

Date:  December 3, 2001                     By: /s/ WALTER Z. BERGER
                                            Walter Z. Berger
                                              Executive Vice President
                                              (Authorized Corporate Officer),
                                              Chief Financial Officer and
                                              Treasurer